UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2014

Integrated Inpatient Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-191564                                            65-1011679

(Commission File Number) (IRS Employer Identification Number)

100 Linton Boulevard, Suite 213-B, Delray Beach, FL 33483 (Address of Principal Executive Offices)

561-276-3737 (Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquire.

On August 26, 2014, Integrated Inpatient Solutions, Inc. (the “Company”), consummated the transactions described in Item 1.01, Item 2.01 and Item 3.02 of the Current Report on Form 8-K filed August 29, 2014. The financial statements of Integrated Timeshare Solutions, Inc., a Nevada corporation (“ITS”) and a wholly owned subsidiary of the Company, are filed as an amendment to such Form 8-K pursuant to Item 9.01(a)(4) (included herein as Exhibit 99.1).

(b) Pro Forma Financial Information

As ITS was formed on July 2, 2014 there are no pro forma financial statements applicable to this transaction.

(c) Exhibits

Exhibit No.	Exhibits

10.1	Share Exchange Agreement between the Company and Integrated Timeshare Solutions, Inc.*

10.2	Employment Agreement with Osnah Bloom.*

10.3	Employment Agreement with Bradley Scott.*

10.4	Voting Agreement among the Company, Osnah Bloom, Dominic Alto, Bradley Scott and Josh M. Bloom.*

99.1	Audited Financial Statements for the period from inception to August 15, 2014 for Integrated Timeshare Solutions, Inc., a Nevada corporation, and a wholly owned subsidiary of the Company.

* Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 29, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED INPATIENT SOLUTIONS, INC.

Dated:	November 10, 2014	By:	/s/ Osnah Bloom
		Name:	Osnah Bloom
		Title:	CEO